EXHIBIT 32.2

The following certification accompanies the issuer’s quarterly report on Form 10-QSB and is not filed, as provided in Release 33-8212.  34-47551 dated April 21, 2004.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Form 10-QSB of Coast Bancorp for the quarter ended March 31, 2004, I, Berta Olson, Chief Financial Officer of Coast Bancorp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           such quarterly report on Form 10-QSB of Coast Bancorp for the quarter ended March 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in such quarterly report on Form 10-QSB of Coast Bancorp for the quarter ended March 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Coast Bancorp.

A signed original of this written statement required by Section 906 has been provided to Coast Bancorp and will be retained by Coast Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  April 21, 2004

/s/ Berta Olson
BERTA OLSON
Chief Financial Officer (Principal Financial Officer)

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